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[LOGO] The AIG Life Companies (U.S.)                              EXHIBIT (e)(7)
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                              Executive Advantage/SM/
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                                 CHANGE REQUEST
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1.   Policy Number: ______________

2.   Policyholder   __________________________________________________

3.   Insured        __________________________________________________
                    (Last Name, First Name, Middle Name)

4.   Social Security / Tax I.D.     _________________________

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5.   ADDRESS and/or TELEPHONE CHANGE

     [_] Insured    [_] Policyholder

     New Address: ____________________________________________________

                    ____________________________________________________

     New Telephone Number: (____)________________

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6.   NAME CHANGE OR CORRECTION

     [_] Insured    [_] Policyholder  This section is to be used for change/
                                        correction in LEGAL name.

     From:   ________________________________  _________________________________
             (Previous Name)                   (Previous Signature)

     To:     ________________________________  _________________________________
             (New Name)                        (New Signature)

     [_] Marital Status has changed from single to married; change indicates my married name
     [_] Pursuant to divorce, I have elected to use my maiden name. Attached is court order.
     [_] Other: (Please explain in detail and attach copy of relevant court order.)
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7.   BENEFICIARY CHANGE

     It is hereby requested that the Primary and/or Contingent Beneficiaries be amended to read as follows:

     PRIMARY

     _______________________________________________________________________________________
     (Name                                           SSN/Tax I.D.            Relationship                %)

     CONTINGENT

     _______________________________________________________________________________________
     (Name                                           SSN/Tax I.D.            Relationship                %)

It is understood and agreed that, unless otherwise directed, proceeds will be paid in equal shares to any Primary Beneficiaries who survive the Insured. But, if none survives, proceeds will be paid in equal shares to any Contingent Beneficiaries who survive the Insured, otherwise to the estate of the Policyholder.

Change Request, Executive Advantage/SM/, 05/01                       Side 1 of 2

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8.   TRANSFER OF OWNERSHIP

As Policyholder of the above designated Policy, I request that all benefits, rights, and privileges incident to ownership of this Policy be vested in the new Policyholder named below.

     _________________________________      ________________________________
     (New Policyholder)                     (Signature)

     _________________________________      ________________________________
     (Relationship to Insured)              (New Policyholder SSN/Tax I.D.)

     Mailing address of new Policyholder:

         _________________________________________________________________

         _________________________________________________________________

         _________________________________________________________________


     Telephone number of new Policyholder: (____)________________

     All future correspondence and notices, unless otherwise specified, will be sent to the "Mailing Address" indicated above. CAUTION: This change of ownership does not change the existing beneficiary designation.

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9.   PREMIUM FREQUENCY AND AMOUNT CHANGE

         Change payment frequency to:     [_] Monthly    [_] Quarterly    [_] Semi-Annual     [_] Annual

         Change amount of planned periodic premium to:  $ __________________

         Policy coverage may be affected by changes to planned periodic premium amounts. All changes are subject to approval by AIG Life Companies (U.S.). Please refer to your contract for additional information.

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As Policyholder, I represent that the statements and answers in this Change request are written as made by me and are complete and true to the best of my knowledge and belief.


_______________________________       __________________________________________
Signature of Insured                  Signature of Owner (if other than Insured)

_________________________________  ____, 20___
Date Signed







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Change Request, Executive Advantage(SM), 01/01/01                    Side 2 of 2